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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)         JULY 23, 2003



                            EQUITABLE RESOURCES, INC.
             (Exact name of registrant as specified in its charter)




        PENNSYLVANIA                      1-3551                 25-0464690
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)



     ONE OXFORD CENTRE, SUITE 3300, 301 GRANT STREET,
               PITTSBURGH, PENNSYLVANIA                           15219
       (Address of principal executive offices)                 (Zip Code)


   Registrant's telephone number, including area code      (412) 553-5700



                                      NONE
          (Former name or former address, if changed since last report)

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Item 9.  Regulation FD Disclosure

         On Friday, July 18, 2003, Equitable Resources, Inc. ("Equitable") issued a press release announcing the results of its second quarter 2003 earnings (the "initial press release"). The initial press release as transmitted by PR Newswire contained several errors in the operating expenses under the section titled Equitable Supply (fourth paragraph). Equitable promptly issued a correcting press release (the "correcting press release"). A copy of the initial press release is attached hereto and furnished as an
Exhibit 99.1, and a copy of the correcting press release is attached hereto and furnished as an Exhibit 99.2. Also on July 18, 2003, Equitable held a conference call at which certain of its officers discussed, among other things, Equitable's second quarter earnings. A transcript of the conference call is attached hereto and furnished as an Exhibit 99.3. In the question and answer portion of the conference call, a caller inquired about the amount of capital expenditures in the second quarter of 2002, identifying $51 million from his records. In a subsequent discussion with the caller, Equitable determined that the caller was utilizing an incorrect number. Equitable confirms that the capital expenditure information contained in the press releases is correct. Exhibits 99.1, 99.2 and 99.3 are incorporated in this report by reference.

In accordance with the Securities and Exchange Commission's ("SEC") Release No. 33-8176, the information being furnished under Item 9 of this Current Report on Form 8-K ("Form 8-K") is being furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition," of Form 8-K. In accordance with the SEC's Release No. 33-8216, compliance with the Item 12 requirements is met by including such disclosures under Item 9.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                 EQUITABLE RESOURCES, INC.
                                            ------------------------------------
                                                       (Registrant)


                                       By        /S/ DAVID L. PORGES
                                            ------------------------------------
                                                     David L. Porges
                                               Executive Vice President and
                                                  Chief Financial Officer



            July 23, 2003
------------------------------------


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                                  EXHIBIT INDEX


EXHIBIT NO.                       DOCUMENT DESCRIPTION
--------------------------------------------------------------------------------

  99.1            Initial press release dated July 18, 2003 issued by Equitable
                  Resources, Inc.

  99.2 Correcting press release dated July 18, 2003 issued by Equitable Resources, Inc.

  99.3            A transcript of the conference call



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